Exhibit 3.112

State of Delaware
Secretary of State
Division of Corporations
Delivered 12:57 PM 10/24/2008
FILED 12:47 PM 10/24/2008
SRV 081064818 - 4615516 FILE

CERTIFICATE OF INCORPORATION

OF

YAKIMA HMA, INC.

ARTICLE I: The name of this corporation is Yakima HMA, Inc.

ARTICLE II: The address of this corporation’s registered office in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE III: The purpose of this corporation is to engage in any lawful act or activity for which a corporation may now or hereafter be organized under the Delaware General Corporation Law.

ARTICLE IV: The total number of shares of stock that this corporation is authorized to issue is one thousand shares of Common Stock (1,000) and the par value of each of such shares is $.0001.

ARTICLE V: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived an improper personal benefit, If the Delaware General Corporation. Law is hereafter amended to further reduce or to authorize, with the approval of the corporation’s stockholders, further reductions in the liability of the corporation’s directors for breach of fiduciary duty, then a director of the corporation shall not be liable for any such breach to the fullest extent permitted by the Delaware General Corporation Law as so amended.

To the extent permitted by applicable law, this corporation is also authorized to provide indemnification of (and advancement of expenses to) such agents (and any other persons to which Delaware law permits this corporation to provide indemnification) through bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the Delaware General Corporation Law, subject only to limits created by applicable Delaware law (statutory or non-statutory), with respect to actions for breach of duty to the corporation, its stockholders, and others.

Any repeal or modification of any of the foregoing provisions of this Article V shall be prospective and shall not adversely affect any right or protection of a director, officer, agent or other person existing at the time of, or increase the liability of any director of the corporation with respect to any acts or omissions of such director occurring prior to, such repeal or modification.

ARTICLE VI: The incorporator is Timothy R. Parry and his mailing address is 5811 Pelican Bay Boulevard, Suite 500, Naples, FL 34108.

IN WITNESS WHEREOF, the undersigned as executed this Certificate of Incorporation of Yakima HMA, Inc. as of the date first set forth below.

Dated: October 22, 2008

/s/ Timothy R. Parry
Timothy R. Parry, Incorporator

2

State of Delaware
Secretary of State
Division of Corporations
Delivered 12:57 PM 10/24/2008
FILED 12:57 PM 10/24/2008
SRV 081064849 - 4615516 FILE

PLAN AND AGREEMENT OF MERGER

BETWEEN

YAKIMA HMA, INC.

(A DELAWARE CORPORATION)

AND

YAKIMA HMA, INC.

(A WASHINGTON CORPORATION)

This Plan and Agreement of Merger, dated this 24th, day of October, 2008, is made pursuant to Section 252 of the General Corporation Law of the State of Delaware, between Yakima HMA, Inc., a Delaware corporation and Yakima HMA, Inc., a Washington corporation,

WITNESSETH that:

WHEREAS, Yakima HMA, Inc. is a corporation organized and existing under the laws of the State of Delaware, its Certificate of Incorporation having been filed in the Office of the Delaware Secretary of State on October 24, 2008; and

WHEREAS, Yakima HMA, Inc, is a corporation organized and existing under the laws of the State of Washington, its Certificate of Incorporation having been filed in the Office of the Washington Secretary of State on March 17, 2003; and

WHEREAS, the Board of Directors of each of the constituent corporations deems it advisable that Yakima HMA, Inc,, a Washington corporation, be merged into Yakima HMA, Inc., a Delaware corporation, on the terms and conditions hereinafter set forth, in accordance, with the applicable statutes of Delaware and Washington;

NOW, THEREFORE, the corporations, parties to this Agreement, in consideration of the mutual covenants, agreements and provisions hereinafter contained, do hereby prescribe the terms and conditions of said merger and mode of carrying the same into effect as follows:

ARTICLE ONE

Pursuant to the provisions of the laws of the states of Delaware and Washington, Yakima HMA, Inc., a Washington corporation, hereby merges itself into Yakima HMA, Inc., a Delaware corporation, which shall be the surviving corporation.

ARTICLE TWO

The Certificate of Incorporation of Yakima HMA, Inc., a Delaware corporation, is in effect on the date of the merger provided for in this Agreement and shall continue in full force and effect as the Certificate of Incorporation of the corporation surviving this merger.

ARTICLE THREE

The authorized capital stock of each constituent corporation which is a party to the merger is as follows:

(a) Yakima HMA, Inc., a Delaware corporation, is authorized to issue 1,000 shares of common stock with a par value of $.0001 per share, of which 1,000 shares are issued and outstanding and entitled to vote. The number of such shares is not subject to change prior to the effective date of the merger.

(b) Yakima HMA, Inc., a Washington corporation, is authorized to issue 10,000 shares of common stock with a par value of $.0001 per share, of which 10,000 shares are issued and outstanding and entitled to vote. The number of such shares is not subject to change prior to the effective date of the merger.

ARTICLE FOUR

The manner of converting the outstanding shares of the capital stock of each of the constituent corporations into shares or other securities of the surviving corporation shall be as follows:

(a) Each share of common stock of Yakima HMA, Inc., a Delaware corporation, which shall be issued and outstanding immediately prior to the effective date of this Agreement, shall remain issued and outstanding.

(b) Each outstanding common share of Yakima HMA, Inc., a Washington corporation, outstanding immediately prior to the effective date of the merger shall be automatically cancelled and extinguished and converted into and become the right to receive one (1) common share of Yakima HMA, Inc., a Delaware corporation.

(c) After the effective date of this Agreement, each holder of an outstanding certificate representing shares of common stock of the merged corporation shall surrender the same to the surviving corporation and each such holder shall be entitled upon such surrender to receive the number of shares of common stock of the surviving corporation on the basis provided herein. Until so surrendered, the outstanding shares of stock of the merged corporation to be converted into the stock of the surviving corporation as provided herein, may be treated by the surviving corporation for all corporate purposes as evidencing the ownership of shares of the surviving corporation as though said surrender and exchange had taken place. After the effective date of this Agreement, each registered owner of any uncertificated shares of common stock of the merged corporation shall have said shares of cancelled and said registered owner shall be entitled to the number of common shares of the surviving corporation on the basis provided herein.

ARTICLE FIVE

The terms and conditions of the merger are as follows:

(a) The by-laws of Yakima HMA, Inc., a Delaware corporation, as they shall exist on the effective date of this Agreement shall be and remain the by-laws of the surviving corporation until the same shall be altered, amended and repealed as therein provided,

(b) The directors and officers of Yakima HMA, Inc,, a Delaware corporation, shall continue in office until the next annual meeting of stockholders and until their successors shall have been elected and qualified.

(c) This merger shall become effective upon filing with the Secretary of State of Delaware.

(d) Upon the merger becoming effective, all the property, rights, privileges, franchises, patents, trademarks, licenses, registrations and other assets of every kind and description of the merged corporation shall be transferred to, vested in and devolve upon the surviving corporation without further act or deed and all property, rights, and every other interest of the surviving corporation and the merged corporation shall be as effectively the property of the surviving corporation as they were of the surviving corporation and the merged corporation respectively. The merged corporation hereby agrees from time to time, as and when requested by the surviving corporation or by its successors or assigns, to execute and deliver or cause to be executed and delivered all such deeds and instruments and to take or cause to be taken such further or other action as the surviving corporation may deem to be necessary or desirable in order to vest in and confirm to the surviving corporation title to and possession of any property of the merged corporation acquired or to be acquired by reason of or as a result of the merger herein provided for and otherwise to carry out the intent and purposes hereof and the proper officers and directors of the merged corporation and the proper officers and directors of the surviving corporation are fully authorized in the name of the merged corporation or otherwise to take any and all such action.

****

IN WITNESS WHEREOF, the parties to this Agreement, pursuant to the approval and authority duly given by resolutions adopted by their respective Boards of Directors have caused these presents to be executed by the Senior Vice President of each party hereto as the respective act, deed and agreement of said corporations on this 24th day of October, 2008.

YAKIMA HMA, INC.
a Delaware corporation

By:	/s/ Timothy R. Parry
Timothy R. Parry
Senior Vice President

YAKIMA HMA, INC.
a Washington corporation

By:	/s/ Timothy R. Parry
Timothy R. Parry
Senior Vice President

Secretary’s Certificate

I, Timothy R. Parry, Secretary of Yakima HMA, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certify, as such Secretary, that the Plan and Agreement of Merger to which this Certificate is attached, after having been first duly signed on behalf of the said corporation and having been signed on behalf of Yakima HMA, Inc., a corporation of the State of Washington, was duly adopted pursuant to Section 228 of the General Corporation Law of the State of Delaware by the written consent of sole shareholder of the corporation, which Plan and Agreement of Merger was thereby adopted as the act of the sole shareholder of Yakima HMA, Inc., a Washington corporation, and is the duly adopted agreement and act of the said corporation.

WITNESS, my hand on this 24th day of October, 2008.

YAKIMA HMA, INC.
a Delaware corporation

By:	/s/ Timothy R. Parry
Timothy R. Parry, Secretary

ARTICLES OF MERGER

between

Yakima HMA, Inc.

(a Washington corporation)

and

Yakima HMA, Inc.

(a Delaware corporation)

Pursuant to Sections 23B.11.010 and 23B.11.050 of the Washington Business Corporation Act, the undersigned corporation executes and submits for filing the following Articles of Merger this 24th day of October, 2008;

1. The Plan and Agreement of Merger, annexed hereto as Exhibit A, is the Plan of Merger for the merger of Yakima HMA, Inc., a Washington corporation, into Yakima HMA, Inc., a Delaware corporation.

2. The Plan and Agreement of Merger was duly approved by the board of directors of Yakima HMA, Inc., a Washington corporation and the domestic corporation party to the merger and the board of directors of Yakima HMA, lnc., a Delaware corporation and the foreign corporation party to this merger.

4. Approval of the Plan and Agreement of Merger by the sole shareholder of Yakima HMA, Inc., a Washington corporation, and the sole shareholder of Yakima HMA, Inc., a Delaware corporation, was required. This merger was duly approved by the sole shareholder of Yakima HMA, Inc., a Washington corporation, and by the sole shareholder of Yakima HMA, Inc., a Delaware corporation, pursuant to RCW, § 23B.11.030.

5. This merger is permitted by the laws of the State of Delaware under whose laws Yakima HMA, Inc., the surviving corporation, is incorporated, and Yakima HMA, Inc., a Delaware corporation, has complied with such laws in effecting this merger.

6. Yakima HMA, Inc., a Delaware corporation, is deemed to appoint the Secretary of State as its agent for service of process in a proceeding to enforce any obligation or the rights of dissenting shareholders of Yakima HMA, Inc., a Washington corporation and party to the merger.

7. Yakima HMA, Inc., a Delaware corporation, agrees to promptly pay to the dissenting shareholders of Yakima HMA, Inc., a Washington corporation, the amount, if any, to which they are entitled under Chapter 23B.13 of the Washington Business Corporation Act.

8. This merger shall be effective upon the filing of the Plan and Agreement of Merger with the Delaware Secretary of States.

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IN WITNESS WHEREOF, said Yakima HMA, Inc., a Delaware corporation, has caused these Articles of Merger to be signed as of the date first written above.

YAKIMA HMA, INC.
(a Delaware corporation)

By:	/s/ Timothy R. Parry
Timothy R. Parry
Senior Vice President

Exhibit A

PLAN AND AGREEMENT OF MERGER

BETWEEN

YAKIMA HMA, INC.

(A DELAWARE CORPORATION)

AND

YAKIMA HMA, INC.

(A WASHINGTON CORPORATION)

This Plan and Agreement of Merger, dated this 24t h day of October, 2008, is made pursuant to Section 252 of the General Corporation Law of the State of Delaware, between Yakima HMA, Inc., a Delaware corporation and Yakima HMA, Inc., a Washington corporation.

WITNESSETH that:

WHEREAS, Yakima HMA, Inc. is a corporation organized and existing under the laws of the State of Delaware, its Certificate of Incorporation having been filed in the Office of the Delaware Secretary of State on October 24, 2008; and

WHEREAS, Yakima HMA, Inc, is a corporation organized and existing under the laws of the State of Washington, its Certificate of Incorporation having been filed in the Office of the Washington Secretary of State on March 17, 2003; and

WHEREAS, the Board of Directors of each of the constituent corporations deems it advisable that Yakima HMA, Inc., a Washington corporation, be merged into Yakima HMA, Inc., a Delaware corporation, on the terms and conditions hereinafter set forth, in accordance with the applicable statutes of Delaware and Washington;

NOW, THEREFORE, the corporations, parties to this Agreement, in consideration of the mutual covenants, agreements and provisions hereinafter contained, do hereby prescribe the terms and conditions of said merger and mode of carrying the same into effect as follows:

ARTICLE ONE

Pursuant to the provisions of the laws of the states of Delaware and Washington, Yakima HMA, Inc., a Washington corporation, hereby merges itself into Yakima HMA, Inc., a Delaware corporation, which shall be the surviving corporation.

ARTICLE TWO

The Certificate of Incorporation of Yakima HMA, Inc., a Delaware corporation, is in effect on the date of the merger provided for in this Agreement and shall continue in full force and effect as the Certificate of Incorporation of the corporation surviving this merger,

ARTICLE THREE

The authorized capital stock of each constituent corporation which is a party to the merger is as follows:

(a) Yakima HMA, Inc., a Delaware corporation, is authorized to issue 1,000 shares of common stock with a par value of $.0001 per share, of which 1,000 shares are issued and outstanding and entitled to vote. The number of such shares is not subject to change prior to the effective date of the merger.

(b) Yakima HMA, Inc., a Washington corporation, is authorized to issue 10,000 shares of common stock with a par value of $.0001 per share, of which 10,000 shares are issued and outstanding and entitled to vote. The number of such shares is not subject to change prior to the effective date of the merger.

ARTICLE FOUR

The manner of converting the outstanding shares of the capital stock of each of the constituent corporations into shares or other securities of the surviving corporation shall be as follows:

(a) Each share of common stock of Yakima HMA, Inc., a Delaware corporation, which shall be issued and outstanding immediately prior to the effective date of this Agreement, shall remain issued and outstanding,

(b) Each outstanding common share of Yakima HMA, Inc., a Washington corporation, outstanding immediately prior to the effective date of the merger shall be automatically cancelled and extinguished and converted into and become the right to receive one (1) common share of Yakima HMA, Inc., a Delaware corporation.

(c) After the effective date of this Agreement, each holder of an outstanding certificate representing shares of common stock of the merged corporation shall surrender the same to the surviving corporation and each such holder shall be entitled upon such surrender to receive the number of shares of common stock of the surviving corporation on the basis provided herein. Until so surrendered, the outstanding shares of stock of the merged corporation to be converted into the stock of the surviving corporation as provided herein, may be treated by the surviving corporation for all corporate purposes as evidencing the ownership of shares of the surviving corporation as though said surrender and exchange had taken place, After the effective date of this Agreement, each registered owner of any uncertificated shares of common stock of the merged corporation shall have said shares of cancelled and said registered owner shall be entitled to the number of common shares of the surviving corporation on the basis provided herein.

ARTICLE FIVE

The terms and conditions of the merger are as follows:

(a) The by-laws of Yakima HMA, Inc., a Delaware corporation, as they shall exist on the effective date of this Agreement shall be and remain the by-laws of the surviving corporation until the same shall be altered, amended and repealed as therein provided.

(b) The directors and officers of Yakima HMA. Inc., a Delaware corporation, shall continue in office until the next annual meeting of stockholders and until their successors shall have been elected and qualified.

(c) This merger shall become effective upon filing with the Secretary of State of Delaware.

(d) Upon the merger becoming effective, all the property, rights, privileges, franchises, patents, trademarks, licenses, registrations and other assets of every kind and description of the merged corporation shall be transferred to, vested in end devolve upon the surviving corporation without further act or deed and all property, rights, and every other interest of the surviving corporation and the merged corporation shall be as effectively the property of the surviving corporation as they were of the surviving corporation and the merged corporation respectively. The merged corporation hereby agrees from time to time, as and when requested by the surviving corporation or by its successors or assigns, to execute and deliver or cause to be executed and delivered all such deeds and instruments and to take or cause to be taken such further or other action as the surviving corporation may deem to be necessary or desirable In order to vest in and confirm to the surviving corporation title to and possession of any property of the merged corporation acquired or to be acquired by reason of or as a result of the merger herein provided for and otherwise to carry out the intent and purposes hereof and the proper officers and directors of the merged corporation and the proper officers and directors of the surviving corporation are fully authorized in the name of this merged corporation or otherwise to take any and all such action.

****

IN WITNESS WHEREOF, the parties to this Agreement, pursuant to the approval find authority duly given by resolutions adopted by their respective Boards of Directors have caused these presents to be executed by the Senior Vice President of each party hereto as the respective act, deed and agreement of said corporations on this 24th day of October, 2008.

YAKIMA HMA, INC,
a Delaware corporation

By:	/s/ Timothy R. Parry
Timothy R. Parry
Senior Vice President

YAKIMA HMA, INC.
a Washington corporation

By:	/s/ Timothy R. Parry
Timothy R. Parry
Senior Vice President

State of Delaware
Secretary of State
Division of Corporations
Delivered 02:11 PM 12/04/2008
FILED 02:11 PM 12/04/2008
SRV 081165576 - 4615516 FILE

STATE OF DELAWARE CERTIFICATE OF CONVERSION FROM A

CORPORATION TO A LIMITED LIABILITY COMPANY PURSUANT

TO SECTION 18-214 OF THE LIMITED LIABILITY ACT

1. The jurisdiction where the Corporation first formed is Delaware.

2. The jurisdiction immediately prior to filing this Certificate is Delaware.

3. The date the corporation first formed is October 24, 2008.

4. The name of the Corporation immediately prior to filing this Certificate is Yakima HMA, Inc.

5. The name of the Limited Liability Company as set forth in the Certificate of Formation is Yakima HMA, LLC.

IN WITNESS WHEREOF, the undersigned executes this Certificate on the 2nd day of DECEMBER, 2008.

/s/ Timothy R. Parry
Timothy R. Parry
Senior Vice President and Secretary

State of Delaware
Secretary of State
Division or Corporations
Delivered 02:11 PM 12/04/2008
FILED 02:11 PM 12/04/2008
SRV 081165576 - 4615516 FILE

STATE of DELAWARE

LIMITED LIABILITY COMPANY

CERTIFICATE of FORMATION

First: The name of the limited liability company is Yakima HMA, LLC.

Second: The address of its registered office in the State of Delaware is: Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

Third: This Certificate of Formation shall be effective on upon filing.

IN WITNESS WHEREOF, the undersigned, as the sole member of Yakima HMA, LLC has executed this Certificate of Formation of Yakima HMA, LLC this 2nd day of December, 2008.

HEALTH MANAGEMENT ASSOCIATES, INC, Sole Member

BY:	/s/ Timothy R. Parry
Timothy R. Parry
Senior Vice President and Secretary

12/01/08 1411242-005 $255.00 R #SUCCESS-1 tid:16l2193

* Please PRINT or TYPE in black ink * Sign, date and return original AND ONE COPY CORPORATIONS DIVISION 801 CAPITOL WAY SOUTH - PO BOX 40234 OLYMPIA, WA 98504-0234

APPLICATION TO FORM A

LIMITED LIABILITY COMPANY

(Per Chapter 26.16 RCW)

FEE:$175

EXPEDITED (24-HOURS) SERVICE AVAILABLE - $20 PER ENTITY

INCLUDE FEEAND WRITE “EXPEDITE” IN BOLD LETTERS

ON OUTSIDE OF ENVELOPE

FOR OFFICIAL USE ONLY
* BE SURE TO INCLUDE FILING FEE Checks should be payable to “Secretary of States”	FILED: / /	UBI: 602 882 179
CORPORATION NUMBER:

Important Person to contact about late filing Elizabeth Stohlor	Daytime Phone Number (with area code) 585-231-1413

CERTIFICATE OF FORMATION

NAME OF LIMITED LIABILITY COMPANY (LLC) (Must contain (the word “Limited Liability Company” “Limited Liability Co.” “ L.L.C” or “LLC”) Yakima HMA, LLC
ADDRESS OF LLC PRINCIPAL PLACE OF BUSINESS

Email Address (Required)	5811 Pelican Bay Blvd., Suite 500	City	Naples	State	PL	ZIP	34108

PO Box (Optional – Must be in same city as street address)				ZIP (If different than state ZIP)
EFFECTIVE DATE OF LLC [ILLEGIBLE]

☐ Specific Date: ☒ Upon filing by the Secretary of State
DATE OF OBSOLUTION (If Applicable)		MANAGEMENT OF LLC IS VESTED IN ONE OR MORE MANAGERS ☒ Yes ☐ No

>>>  PLEASE ATTACH ANY OTHER PROVISIONS THE LLC ELECTS TO INCLUDE  <<<

NAME AND ADDRESS OF PERSON WASHINGTON STATE REGISTERED AGENT

Name	C T Corporation System

Street Address (Required)	1801 West Bay Drive NW, Suite 206	City	Olympia	State	WA	ZIP	98502

PO Box (Optional - Must be in same city as street address)				ZIP (If different than state ZIP)

I consent to serve as Registered Agent in the State of Washington for the above named LLC, I understand it will be my responsibility to accept Service of Process on behalf of the LLC; to forward mail to the LLC; and to immediately notify the Office of the Secretary of State I resign or charge the Registered Office Address.

/s/ James M. Newsome		C T Corporation System		10/24/08
Signature of Agent	JAMES M. NEWSOME Special Assistant Secretary	Printed Name					Date

NAMES ADDRESSES OF EACH PERSON EXECUTING THIS CERTIFICATE (if necessary attach additional names and addresses)

Printed Name	Timothy R. Parry	Signature	/s/ Timothy R. Parry

Address	5811 Pelican Bay Blvd., Suite 500	City	Naples	State	FL	Zip	34108

Printed Name		Signature

Address		City		State		Zip

Printed Name		Signature

Address		City		State		Zip

INFORMATION AND ASSISTANCE – 360/753-7115 (TDD – 360/753-1485)

ARTICLES OF MERGER

between

Yakima HMA, LLC

(a Delaware limited liability company)

and

Yakima HMA, LLC

(a Washington limited liability company)

December 5. 2008

Pursuant to Section 25.15.405 of the Washington Limited Liability Company Act, the undersigned limited liability company executes and submits for filing the following Articles of Merger:

1. The Plan of Merger, annexed hereto as Exhibit A, is the Plan of Merger for the merger of Yakima HMA, LLC, a Delaware limited liability company, into Yakima HMA, LLC, a Washington limited liability company.

2. The Plan of Merger was duly approved by the sole member of Yakima HMA, LLC, the domestic limited liability company party to the merger.

3. Approval of the Plan of Merger by the sole member of Yakima HMA, LLC was required. The Plan of Merger was duly approved by this company’s sole member pursuant to RCW, § 25.15.400.

4. This merger is permitted by the laws of Delaware under whose laws Yakima HMA, LLC is organized, and Yakima HMA, LLC, a Delaware limited liability company, has complied with such laws in effecting this merger.

5. This merger shall be effective upon the filing of these Articles by the Secretary of State of the State of Washington.

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IN WITNESS WHEREOF, said Yakima HMA, LLC, a Washington limited liability company, has caused these Articles of Merger to be signed as of the date first written above.

YAKIMA HMA, LLC (a Washington limited liability company)

By:	/s/ Timothy R. Parry

Timothy R. Parry
Senior Vice President

EXHIBIT A

PLAN OF MERGER

BETWEEN

YAKIMA HMA, LLC

(a Delaware limited liability company)

AND

YAKIMA HMA, LLC

(a Washington limited liability company)

This Plan and Agreement of Merger, dated this 5th day of December, 2008, is made pursuant to Section 25.15.405 of the Washington Limited Liability Company Act, between Yakima HMA, LLC, a Delaware limited liability company and Yakima HMA, LLC, a Washington limited liability company.

WITNESSETH that:

WHEREAS, Yakima HMA, LLC is a limited liability company organized and existing under the laws of the State of Delaware, its Certificate of Formation having been filed in the Office of the Delaware Secretary of State on December 4, 2008 (together with a Certificate of Conversion of Yakima HMA, Inc., converting such corporation to a limited liability company, Yakima HMA, LLC); and

WHEREAS, Yakima HMA, LLC is a limited liability company organized and existing under the laws of the State of Washington, its Certificate of Formation having been filed in the Office of the Washington Secretary of State on December 1, 2008; and

WHEREAS, the Sole Member of each constituent limited liability company deems it advisable that Yakima HMA, LLC, a Delaware limited liability company, be merged into Yakima HMA, LLC, a Washington limited liability company, on the terms and conditions hereinafter set forth, in accordance with the applicable statutes of Delaware and Washington.

NOW, THEREFORE, the limited liability companies, parties to this Agreement, in consideration of the mutual covenants, agreements and provisions hereinafter contained, do hereby prescribe the terms and conditions of said merger and mode of carrying the same into effect as follows;

ARTICLE ONE

Pursuant to the provisions of the laws of the states of Delaware and Washington, Yakima HMA, LLC, a Delaware limited liability company, hereby merges itself into Yakima HMA, LLC, a Washington limited liability company, which shall be the surviving limited liability company.

ARTICLE TWO

The Certificate of Formation of Yakima HMA, LLC, a Washington limited liability company, is in effect on the date of the merger provided for in this Agreement and shall continue in full force and effect as the Certificate of Formation of the limited liability company surviving this merger.

ARTICLE THREE

The authorized ownership of each limited liability company which is a party to the merger is as follows:

(a) The Sole Member of Yakima HMA, LLC, a Delaware limited liability company, Health Management Associates, lnc., a Delaware corporation, owns one thousand (1,000) ownership units representing a 100% ownership interest in Yakima HMA, LLC, a Delaware limited liability company. The number of such ownership units is not subject to change prior to the effective date of the merger,

(b) The Sole Member of Yakima HMA, LLC, a Washington limited liability company, Health Management Associates, Inc., a Delaware Corporation, owns one hundred (100) ownership units representing a 100% ownership interest in Yakima HMA, LLC, a Washington limited liability company. The number of such ownership units is not subject to change prior to the effective date of the merger,

ARTICLE FOUR

The manner of converting the ownership units of each constituent limited liability company into unites or other securities of the surviving limited liability company shall be as follows:

(a) The one hundred (100) ownership units of Yakima HMA, LLC, a Washington limited liability company, which shall be issued and outstanding immediately prior to the effective date of this Agreement, shall remain issued and outstanding,

(b) The one thousand (1,000) ownership units of Yakima HMA, LLC, a Delaware limited liability company, outstanding immediately prior to the effective date of the merger shall be automatically cancelled and extinguished and converted into and become the right to receive one hundred (100) ownership units of Yakima HMA, LLC.

ARTICLE FIVE

The terms and conditions of the merger are as follows:

(a) The limited liability company agreement of Yakima HMA, LLC, a Washington limited liability company, as it shall exist on the effective date of this Agreement shall be and remain the limited liability company agreement of the surviving limited liability company until the same shall be altered, amended and repealed as therein provided,

(b) The officers of Yakima HMA, LLC, a Washington limited liability company, shall continue in office until the Manager of Yakima HMA, LLC, a Washington limited liability company, shall elect new officers.

(c) This merger shall become effective upon filing with the Secretary of State of Washington.

(d) Upon the merger becoming effective, all the property, rights, privileges, franchises, patents, trademarks, licenses, registrations and other assets of every kind and description of the merged limited liability company shall be transferred to, vested in and devolve upon the

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surviving limited liability company without further act or deed and all property, rights, and every other interest of the surviving limited liability company and the merged limited liability company shall be as effectively the property of the surviving limited liability company as they were of the surviving limited liability company and the merged limited liability company respectively. The merged limited liability company hereby agrees from time to time, as and when requested by the surviving limited liability company or by its successors or assigns, to execute and deliver or cause to be executed and delivered all such deeds and instruments and to take or cause to be taken such further or other action as the surviving limited liability company may deem to be necessary or desirable in order to vest in and confirm to the surviving limited liability company title to and possession of any property of the merged limited liability company acquired or to be acquired by reason of or as a result of the merger herein provided for and otherwise to carry out the intent and purposes hereof and the proper officers of the merged limited liability company and the proper officers of the surviving limited liability company are fully authorized in the name of the merged limited liability company or otherwise to take any and all such action.

****

3

IN WITNESS WHEREOF, the parties to this Agreement, pursuant to the approval and authority duly given by resolutions adopted by their Sole Member have caused these presents to be executed by the Senior Vice President of each party hereto as the respective act, deed and agreement of said limited liability company’s on this 5th day of December, 2008.

YAKIMA HMA, LLC
a Delaware limited liability company

By:	/s/ Timothy R. Parry
Timothy R. Parry
Senior Vice President

YAKIMA HMA, LLC
a Washington limited liability company

By:	/s/ Timothy R. Parry
Timothy R. Parry
Senior Vice President

4